UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 0-28472

Delaware	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1731 Technology Drive, Suite 810
San Jose, California    95110
(Address of principal executive offices including zip code)

(408) 392-0268
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

    Exhibits

Exhibit No.	Description

99.1

Press Release, dated as of April 15, 2003, entitled "Digital Video Systems, Inc. Announces Results for the Year Ended December 31, 2002 and Restates Previously Reported Revenue for Quarter and Nine Months ended September 30, 2002".

Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

On April 15, 2003, Digital Video Systems, Inc. (the "Company") issued a press release announcing its results for the year ended December 31, 2002 and a restatement of previously reported results for the quarter and nine months ended September 30, 2002. The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Robert Baker Robert Baker Chief Financial Officer

Date: April 16, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press Release, dated as of April 15, 2003, entitled "Digital Video Systems, Inc. Announces Results for the Year Ended December 31, 2002 and Restates Previously Reported Revenue for Quarter and Nine Months ended September 30, 2002".